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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 29, 2004


                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)


         ILLINOIS                       0-17363                  36-3442829
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                              6431 West Oakton St.
                             Morton Grove, IL 60053
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               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (847) 967-1010


                                       N/A
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          (Former name or former address, if changed since last report)

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                               LIFEWAY FOODS, INC.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

        (c) Exhibits. The following exhibits are filed with this report:

            Exhibit 99.1 - Press Release dated March 29, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 29, 2004, Lifeway Foods, Inc. (the "Company") issued a press release regarding certain financial information for the year ended December 31, 2003. The press release is attached to this filing as Exhibit 99.1 and incorporated by reference herein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated March 29, 2004

                                    LIFEWAY FOODS, INC.


                                    By: /s/ Julie Smolyansky
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                                        Julie Smolyansky
                                        Chief Executive Officer, Chief Financial
                                        and Accounting Officer, President,
                                        Treasurer and Director